UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event): October 4, 2007

Commission File No. 001-33399

COMVERGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	22-3543611
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

120 Eagle Rock Avenue, Suite 190

East Hanover, New Jersey 07936

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (973) 884-5970

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

In our Current Report on Form 8-K filed on October 10, 2007 (the “Initial 8-K”), we reported that we entered into a Direct Load Control Delivery Agreement with The Connecticut Light and Power Company (the “Agreement”). As permitted by Item 9.01 of Form 8-K, we indicated in the Initial 8-K that we would file a copy of the Agreement in a subsequent filing. Accordingly, this Amendment No. 1 on Form 8-K/A amends and supplements the Initial 8-K as follows:

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description of Exhibit
10.1*	Direct Load Control Delivery Agreement Between the Connecticut Light and Power Company and Alternative Energy Resources, Inc. dated October 4, 2007

*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By:	/s/ Michael Picchi
Name:	Michael Picchi
Title:	Chief Financial Officer

Dated: October 19, 2007

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1*	Direct Load Control Delivery Agreement Between the Connecticut Light and Power Company and Alternative Energy Resources, Inc. dated October 4, 2007

*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.